Exhibit 10.8

EXECUTION VERSION

NEW LENDER SUPPLEMENT

SUPPLEMENT, dated as of November 6, 2017, to the Second Amended and Restated Credit Agreement, dated as of May 5, 2014, as amended by the First Amendment dated as of June 1, 2015, by the Second Amendment dated as of May 27, 2016, by the Third Amendment dated as of May 2, 2017 and as further amended, supplemented or otherwise modified from time to time (the “Credit Agreement”) among Air Lease Corporation, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Credit Agreement provides in Section 2.1(c) thereof that any bank, financial institution or other entity may become a party to the Credit Agreement with the consent of the Borrower and the Administrative Agent (which consent of the Administrative Agent shall not be unreasonably withheld) by executing and delivering to the Borrower and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

WHEREAS, each of the undersigned now desires to become a party to the Credit Agreement;

NOW, THEREFORE, each of the undersigned hereby agrees as follows:

1.  Each of the undersigned agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, on the date this Supplement is accepted by the Borrower and the Administrative Agent (or on such other date as may be agreed upon among the undersigned, the Borrower and the Administrative Agent), become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Commitment as specified on Annex A hereto.

2.  Each of the undersigned (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements most recently delivered pursuant to Section 6.1(a) and (b) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it has made and will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.15(e) of the Credit Agreement.

3.  Each of the undersigned hereby confirms and agrees that the Termination Date in respect of its Commitment is May 5, 2021.

4.  The address for notices for each of the undersigned for the purposes of the Credit Agreement is as specified on Annex B hereto.

5.  Terms defined in the Credit Agreement shall have their defined meanings when used herein.

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

TAIWAN BUSINESS BANK

By:	/s/ Sam Chiu
Name: Sam Chiu
Title: SVP & General Manager

[Signature Page to New Lender Supplement]

HUA NAN COMMERCIAL BANK, LTD. LOS ANGELES BRANCH

By:	/s/ Gary Hsu
Name: Gary Hsu
Title: VP & General Manager

[Signature Page to New Lender Supplement]

LIBERTY BANK

By:	/s/ Carla Balesano
Name: Carla Balesano
Title: Senior Vice President

[Signature Page to New Lender Supplement]

Accepted and agreed to as of the date first written above:

AIR LEASE CORPORATION

By:	/s/ Gregory B. Willis
Name: Gregory B. Willis
Title: Executive Vice President
and Chief Financial Officer

[Signature Page to New Lender Supplement]

Accepted and agreed to as of the date first written above:

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:	/s/ Christina Caviness
Name: Christina Caviness
Title: Vice President

[Signature Page to New Lender Supplement]

Annex A

Commitments

Lender	Commitment

Taiwan Business Bank	$25,000,000

Hua Nan Commercial Bank, Ltd. Los Angeles Branch	$15,000,000

Liberty Bank	$10,000,000

Total:	$50,000,000

Annex B

Addresses for Notices

Taiwan Business Bank

633 W. 5th Street

Los Angeles, CA 90071

Attention: Adams Liaw

Tel: (213) 892-1260 #129

Fax: (213) 892-1270

Email: credit@tbbla.com

Hua Nan Commercial Bank, Ltd. Los Angeles Branch

707 Wilshire Boulevard, #3100

Los Angeles, CA 90017

Attention: Howard Hung

Tel: 213-362-6666 ext 228

Fax: 213-362-6617

Email: howard.hung@hncb.com

Liberty Bank

315 Main Street

Middletown, CT 06457

Attention: Carla Balesano

Tel: (860) 344–7384

Fax: (860) 704-2051

Email: cbalesano@liberty-bank.com